                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): December 26, 2003

                            EAGLE EXPLORATION COMPANY
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             (Exact name of registrant as specified in its charter)

                                    Colorado
                 (State or Other Jurisdiction of Incorporation)

           0-9458                                     84-0804143
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   (Commission File Number)              (I.R.S. Employer Identification  No.)

                            1801 Broadway, Suite 810
                             Denver, Colorado 80202
                    (Address of principal executive offices)

                                 (303) 296-3677
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former Name or Former Address, if Changes Since Last Report)

Item 5.           Other Events.
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     As reported  in its Annual  Report on Form 10-KSB for the fiscal year ended
March 31, 2002, Eagle  Development  Company,  a wholly owned subsidiary of Eagle
Exploration  Company (the "Company")  owns a 25% membership  interest in, and is co-manager of, Buffalo  Highlands,  LLC, a Colorado  limited  liability  company formed on August 20, 2001 ("the LLC").  The LLC owns an option ("First  Option")
to  purchase  approximately  320  acres of  undeveloped  land in  Adams  County,
Colorado, immediately north of Denver, Colorado.

     The First Option  provided  for a $25,000  earnest  money  payment and five
$200,000  option  payments  from the LLC to the  landowners.  The first of these payments was made in August of 2001,  the second  payment was made on August 20,
2002,  the third  payment was made on January 15, 2003,  the fourth  payment was made by the homebuilder  through the escrow  described below on January 15, 2004 and the remaining  payment is due December 31, 2004. The First Option period can be extended thereafter under certain conditions through December 31, 2008 by the payment  each six months of $100,000  plus  interest.  All option  payments  are non-refundable. The earnest money and all options payments may be applied toward the $5,000,000 purchase price of the land if the First Option is exercised.  The
LLC may be required to obtain  relevant  relinquishment  agreements,  quit claim deeds,  surface use agreements or long term development leases and the landowner is required to reimburse  the LLC by reducing  the purchase  price at closing by the LLC's  cost of  acquiring  the  foregoing  by an amount  up to  $100,000  or reimburse  the LLC that same  amount in the event the LLC elects not to exercise the First Option.

     It is the intent of the LLC to improve the property by obtaining the proper entitlements  for  single  and multi  family  use.  The LLC plans to rezone  the property,  plat the  property  for  high-density  residential  use, and sell the property prior to the expiration date of the First Option.

     In  accordance  with its plan,  the LLC  entered  into an option  agreement
("Second  Option") with an unaffiliated  national  homebuilder.  The homebuilder notified  the LLC of its intent to proceed  under the Second  Option on December
26,  2003.  The  Second  Option  essentially  assigns  the  First  Option to the homebuilder, and requires the homebuilder, to the extent it continues, to escrow with a title company semi-annual  payments in the amount of $234,000,  which may be applied to its purchase  price,  as  consideration  for the  assignment.  The homebuilder  must also pay the remaining  option payments under the First Option and pay all entitlement,  zoning and development costs. If the necessary permits and approvals are acquired,  the homebuilder has the right to purchase a minimum
of  approximately   600  lots  (platting  will  determine  the  ultimate  number available) on a portion of the property  encompassing  approximately  200 of the total of 320 acres.  The homebuilder  will be required to pay to the LLC $19,500 per lot. The remaining parcel of  approximately  120 acres will be reassigned by the  homebuilder to the LLC which intends to donate the 120 acres to the city in exchange for park fee credits to be purchased by the homebuilder from the LLC at the  time  building  permits  are  obtained  for each  residence  at the rate of approximately  $2,000 per unit. As additional  consideration for the parcel, the homebuilder  agreed to assign  on-site  improvements  and off-site  improvements pertaining to the project to a  metropolitan  district,  formed by the LLC, with instructions  that the LLC will be  entitled to any  payments or  reimbursements made to the district.

     During the option period, which can be extended under certain circumstances to December  31,  2008,  the  homebuilder  has the right to exercise  the Second
Option as to 40% of the approximately 600 lots thereby exercising and paying the full amount due under the First Option.  The homebuilder  must then reassign the remaining  portions of the land to the LLC. The homebuilder  will have the right to  acquire  approximately  180 lots  from the LLC at a second  closing,  and an option to acquire the remaining 180 lots at a third and final closing.

     Subject  to  regulatory  approvals  and  possible  extensions,   and  other
conditions,  the first  closing  under the Second Option may occur no later than
January 25, 2005.  The second closing may be scheduled no earlier than one year, nor later than two years thereafter. The final closing may be scheduled no later than the  earlier  of two years  after the  second  closing or 21 days after the homebuilder has sold 105 of the lots acquired on the second closing.

     There  can be no  assurance  that the  homebuilder  will be  successful  in obtaining  all of the many  local,  county  and  state  approvals,  permits  and licenses required to commence development of the land subject to the options. In addition,  the  homebuilder  faces risks  outside its control,  including,  city approval of final plat,  title defects,  inability to obtain  adequate water and sanitation  facilities,  general economic conditions,  changes in interest rates and infrastructure problems.  Further in the event the LLC is unable to obtain a final plat from the city and or adequate water and sanitation facilities are not available,  the LLC is  obligated to reimburse  the  homebuilder  for its option payments.  Hence,  there can be no assurance that the homebuilder  will exercise any of its rights under the Second Option or, in such event,  that the LLC could then find  other  parties  to  develop  the  property  within  the time  periods remaining under the First Option.

Item 7.           Financial Statements and Exhibits.
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      (a)   Financial Statements:  Not applicable

      (b)   Pro Forma Financial Statements:  Not applicable.

      (c)   Exhibits:

            No.      Description
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            10.1     Agreement to Assign Option Agreement and Option Agreement

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                    EAGLE EXPLORATION COMPANY

Date:  January 15, 2004             By:  /s/ Raymond N. Joeckel
                                         Raymond N. Joeckel
                                         President

                                EXHIBIT INDEX

No.         Description
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10.1        Agreement to Assign Option Agreement and Option Agreement